PROMISSORY NOTE

$1,250,000
New York, New York                                              October 16, 2002

      FOR VALUE RECEIVED, the undersigned, REGENCY AFFILIATES, INC., a Delaware corporation (the "Corporation"), hereby unconditionally promises to pay to the order of ROYALTY HOLDINGS LLC, a Delaware limited liability company (the "Holder"), or its successors or assigns, in lawful money of the United States of America, the principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000), such principal amount, and any unpaid interest accrued hereunder, to be payable on the five (5) year anniversary of the date hereof (the "Maturity Date"), subject to the mandatory prepayment requirement set forth below. The unpaid principal and interest under this Promissory Note (the "Note") shall accrue interest at an annual rate of nine percent (9%), compounded annually, through the date on which no amounts are owed under this Note.

      If, prior to the Maturity Date, the Corporation shall have received cash distributions as a limited partner in Security Land and Development Company Limited Partnership ("Security") in respect of a sale or refinancing of the property (the "Property") located at 1500 Woodlawn Drive, Woodlawn MD, or otherwise, sufficient for the Corporation, on an after-tax basis, to fully discharge all of its obligations in respect of the June 24, 1998 loan (the "Loan") from KBC Bank, N.V. or any indebtedness incurred in respect of a refinancing or other satisfaction of the Loan, including, without limitation, indebtedness incurred in respect of proceeds from the Corporation's residual value insurance policy with R.V.I. American Insurance Company, then, upon the occurrence of any such event, all unpaid principal and accrued but unpaid interest hereunder shall forthwith be due and payable.

      The Corporation may, at any time and from time to time, in whole or in part, prepay without premium or penalty the principal balance of this Note and any accrued and unpaid interest thereon; provided, however, that no such prepayment of principal shall be permitted without thirty-days' prior written notice thereof to the Holder. Any such prepayments on this Note shall first be applied to accrued and unpaid interest hereunder, and then to the principal amount outstanding.

      Each of the following events shall constitute an "Event of Default":

      (a) the Corporation shall fail to pay any of the principal or interest hereunder when due;

      (b) the Corporation seeks relief as a debtor under any applicable bankruptcy law or other law relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors or consents to or acquiesces in such relief;

      (c) the Corporation makes an assignment for the benefit of, or enters into a composition with, its creditors;

      (d) the Corporation appoints or consents to the appointment of a receiver or other custodian for all or a substantial part of its property;

      (e) a petition seeking to have the Corporation declared or adjudicated bankrupt or insolvent under any applicable bankruptcy or similar law is not dismissed within sixty (60) days after filing;

      (f) an order is entered by a court of competent jurisdiction for relief against the Corporation in any case commenced under any bankruptcy or similar law or finding the Corporation to be bankrupt or insolvent or ordering or approving its liquidation, reorganization or any modification of the rights of its creditors or assuming custody of, or appointing a receiver, guardian or other custodian for all or a substantial part of its property is not dismissed within sixty (60) days after filing;

      (g)   the Corporation admits its inability to pay its debts when due;

      (h) within thirty days following the expiration or earlier termination of the current lease relating to the Property, the current tenant under such lease shall not have renewed such lease or entered into a new lease for the Property; or

      (i) an Event of Default shall have occurred and be continuing under that certain 5% Convertible Promissory Note of the Corporation in favor of the Holder and dated the date hereof.

      If an Event of Default shall occur, then, and in any such event, all amounts payable hereunder shall, without notice or passage of time, be immediately due and payable.

      From and after an Event of Default, the outstanding principal balance of this Note and all accrued and unpaid interest thereon shall bear interest at an annual percentage rate of fourteen (14%) percent, or if such rate of interest may not be collected from the Corporation under applicable law, then at the maximum rate of interest which may be collected from the Corporation under applicable law. Such default rate of interest shall accrue on any judgment rendered hereon. All interest payable under this Note shall be computed on the basis of a 365-day year applied to the actual number of days principal is outstanding.

      Should it become necessary in the opinion of the Holder to employ counsel to collect or enforce this Note, the Corporation agrees to pay all costs, charges, disbursements and reasonable attorneys' fees incurred by the holder(s) in collecting and enforcing payment hereof.

      The Corporation hereby waives presentment, protest, notice of protest, notice of dishonor, diligence in collection, and any and all other notices in matters of a like nature to the maximum extent permitted by law. No failure by the Holder to exercise, and no partial exercise by the Holder of any right or remedy hereunder shall be deemed to be a waiver of or preclude other or further exercise of such right or remedy or of any other right or remedy available to the Holder hereunder, or otherwise. Without limitation, the acceptance by the Holder of any payment of any sum payable hereunder after the due date thereof shall not be deemed to be a waiver of the Holder' rights either to require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment.

      The Corporation covenants and agrees not to enter into any loan agreement, note, or other agreement or instrument for the borrowing of money or the contracting of debt, or otherwise incur any indebtedness for borrowed money, which shall rank senior to or pari passu with this Note without the prior written consent of the Holder.

      This Note shall inure to the benefit and be enforceable by the Holder and its successors and assigns.

      This Note shall be governed by and construed in accordance with the laws of the State of New York.

      The Corporation consents and submits to the jurisdiction of the Supreme Court of the State of New York, and of the United States District Court for the Southern District of New York, for all purposes in connection with any dispute, controversy or claim directly or indirectly relating to or arising out of this Note, including the entry of judgment on any award; and consent that any process, notice of motion or other application to either of said courts may be served by registered or certified mail, return receipt requested, by personal service, or in such other manner as may be permissible under the rules of the applicable court, provided a reasonable time for appearance is allowed. The Corporation waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit, or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that it is immune from extraterritorial injunctive relief or other injunctive relief, that its property is exempt or immune from attachment or execution, that any such action, suit, or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit, or proceeding brought or maintained in one of the above-named courts should be dismissed on the grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or that this Note or the subject matter hereof may not be enforced in or by any of the above-named courts.

IN WITNESS WHEREOF, the undersigned has executed this Note on the day and year first above written.

                                          REGENCY AFFILIATES, INC.


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